EXHIBIT 32.2
CERTIFICATION PURSUANT TO18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Manakoa Services Corporation (the "Company") on Form 10-QSB for the period ended March 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Debra S. Kasparek, Interim-Chief Financial Officer of the company, certify, Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Manakoa Services Corporation

Date: June 12, 2006	By:	/s/ Debra S. Kasparek
Debra S. Kasparek
Title: Interim-Chief Financial Officer (Principal Financial Officer)